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                               NATIONS RESERVES

                      Supplement dated December 11, 2001
                     to Prospectuses dated August 1, 2001,
                      as supplemented on October 31, 2001

          I. The prospectuses for all share classes of Nations International Equity Fund are hereby supplemented by inserting the information below at the end of the sixth paragraph under the heading "How the Funds are managed -- Investment sub-advisers -- Gartmore Global Partners" as follows:

                 On November 29, 2001, the Board of Nations Master Investment Trust ("Board") approved the replacement of Gartmore Global Partners ("Gartmore") with Marsico Capital Management, LLC ("Marsico Capital") as co-investment sub-adviser to Nations International Equity Master Portfolio ("Master Portfolio") effective January 15, 2002. The Board has approved an interim investment sub-advisory agreement with Marsico Capital which allows it to serve as investment sub-adviser to the Master Portfolio into June 2002. The shareholders of Nations International Equity Fund ("Fund") will be asked to approve an investment sub-advisory agreement between the Master Portfolio and Marsico Capital before the expiration of the interim period along with the reorganization of the Fund as discussed in the October 31, 2001 prospectus supplement. It is anticipated that Nations Reserves will hold a special meeting of the Fund's shareholders in March 2002 in order to obtain such approvals. Proxy materials discussing the reorganization and the change in sub-advisory arrangements are expected to be mailed in the first quarter of 2002.

          II. Effective January 15, 2002, the prospectuses for all share classes of Nations International Equity Fund are hereby supplemented by replacing all references to Gartmore with Marsico Capital as a sub-adviser to the Master Portfolio in the Fund discussion under the heading "About the Funds." Corresponding changes relating to the new sub-advisory arrangements also should be reflected throughout each prospectus. In addition, the following changes to the prospectuses should be made:

              A. The first bullet in the sixth paragraph relating to Gartmore's investment style should be replaced with the following paragraph:

                 Marsico Capital combines "top-down" analysis among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

                  Changing the sub-adviser from Gartmore to Marsico Capital may cause repositioning of the portfolio holdings of the Master Portfolio, thereby causing the Fund to incur increased expenses and/or to make taxable capital gain or other distributions to shareholders.

              B. Replacing the second and fifth paragraphs under the heading "How the Funds are managed -- Investment sub-advisers -- Marsico Capital Management, LLC" with the following:

                 Marsico Capital is the investment sub-adviser to:
                    . Nations Marsico Growth & Income Master Portfolio
                    . Nations Marsico Focused Equities Master Portfolio . Nations Marsico 21st Century Master Portfolio
                    . Nations Marsico International Opportunities Master
                      Portfolio

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                 Marsico Capital is a co-investment sub-adviser to:
                    . Nations International Equity Master Portfolio

                 James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.






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